SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 22, 2007
Date of Report (Date of earliest event reported)
PAYLESS SHOESOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)
3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)
(785) 233-5171
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement
On May 22, 2007, Payless ShoeSource, Inc., a Delaware Corporation (“Payless”) announced that it has entered into an Agreement and Plan of Merger, dated as of May 22, 2007 (the “Merger Agreement”) among Payless, the Stride Rite Corporation (“Stride Rite”) and San Jose Acquisition Corp., a wholly owned indirect subsidiary of Payless (“Merger Sub”). Under the terms of the Merger Agreement, Merger Sub will be merged with and into Stride Rite, with Stride Rite continuing as the surviving corporation and becoming a wholly-owned subsidiary of Payless (the “Merger”).
Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $0.25 per share, of Stride Rite (other than shares owned by Payless or Merger Sub), will be cancelled and converted into the right to receive $20.50 in cash, representing an aggregate consideration of approximately $800 million plus the assumption of Stride Rite debt.
The consummation of the transactions contemplated by the Merger Agreement is subject to certain closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, absence of government restraints, absence of any material adverse effect on Stride Rite subsequent to the signing of the Merger Agreement and other customary conditions. The Merger Agreement contains customary representations, warranties and covenants by Payless and Stride Rite. This summary is qualified in its entirety by reference to the exhibits attached hereto.
Item 7.01 Regulation FD Disclosure
On May 22, 2007, Payless issued a press release announcing that it has entered into the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT #	DESCRIPTION
2.1	Agreement and Plan of Merger, dated as of May 22, 2007 among Payless, the Stride Rite Corporation and San Jose Acquisition Corp., a wholly owned indirect subsidiary of Payless.

99.1	Press Release, dated May 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLESS SHOESOURCE, INC.
Date: May 22, 2007	By:	/s/ Ullrich E. Porzig
Ullrich E. Porzig
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of May 22, 2007 among Payless, the Stride Rite Corporation and San Jose Acquisition Corp., a wholly owned indirect subsidiary of Payless.

99.1	Press Release, dated May 22, 2007.